EXHIBIT 5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A into the Company's previously filed Registration Statements No. 33-87192 and
No. 333-06097.

August 13, 1996
West Des Moines, Iowa